Post balance sheet events	12 Months Ended
Oct. 31, 2021
Post balance sheet events [Abstract]
Post balance sheet events
33 Post balance sheet events

Subsequent to the end of the reporting period for the year ended October 31, 2021 the following events have taken place:

Re-purchase of shares
On December 20, 2021, the Group’s employee benefit trust (“EBT”) commenced the purchase of 12 million shares, equivalent to £43.4 million at the share price on December 20, 2021. These shares will be purchased on the open market and will be used for the settlement of existing and future employee share schemes awarded to senior leaders and employees who are critical to achieving the strategic initiatives set out in the Chief Executive Officer’s report. In accordance with the requirement of IFRS 10 the EBT is treated as if it is a subsidiary of the Group. As a result, the purchase of shares held by the EBT will reported as the purchase of Treasury shares by the Group.

Archiving and Risk management portfolio: Completion of Digital Safe disposal
On November 3, 2021, the Group announced the agreement of definitive terms to sell its Archiving and Risk Management portfolio (the “Digital Safe business”) to Smarsh Inc., for a total cash consideration of $375m. On January 31, 2022, this disposal was completed.

Re-financing of long-term debt and revolving credit facility
On January 17, 2022, the Group announced the refinancing of $1.6 billion of existing term loans and updates to the revolving credit facility were announced in December. Further details can be found in Note 18, “Borrowings”.

Standard overnight financing rate (“SOFR”) 1M USD interest rate swap
On January 19, 2022, the Group executed a new 1m USD SOFR swap with a notional value of $750 million and a maturity date of February 28, 2027. The forward swap is effective on September 21, 2022 with a fixed interest rate of 1.656% swapped against the variable 1m SOFR USD rates.